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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            SFX ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
                DELAWARE                                              13-3977880
(State of Incorporation or Organization)                  (I.R.S. Employer Identification No.)

           650 MADISON AVENUE
           NEW YORK, NEW YORK                                               10022
(Address of Principal Executive Offices)                                  (Zip Code)


If this form relates to the registration of a class        If this form relates to the registration of a class
of securities pursuant to Section 12(b) of the             of securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to                  Exchange Act and is effective pursuant to
General Instruction A.(c), check the following             General Instruction A.(d), check the following
box.   [ ]                                                  box.   [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-43287

Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE.

Securities to be registered pursuant to Section 12(g) of the Act:

                 CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE
                                (Title of Class)


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

The description of the Class A Common Stock set forth under "Description of Capital Stock" contained in the registrant's registration statement on Form S-1, File No. 333-43287, as amended, is hereby incorporated herein by reference.

ITEM 2. EXHIBITS

3.1 Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the registrant's registration statement on Form S-1, File
      No. 333-43287).

3.2 Bylaws (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the registrant's registration statement on Form S-1, File No. 333-43287).

3.3 Form of Amended and Restated Certificate of Incorporation (incorporated by reference to Annex E to Schedule 14A of SFX Broadcasting, Inc., filed with the Securities and Exchange Commission on February 17, 1998).


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                                   SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                               SFX ENTERTAINMENT, INC.

Date: April 8, 1998                            By:  /s/ Thomas P. Benson
                                                   ---------------------
                                               Name:  Thomas P. Benson
                                               Title:  Chief Financial Officer


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